EXHIBIT 10.18


                               LOYALTYPOINT, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "Agreement") is entered into as of the ___ day of _____________, 200__ (the "Grant Date"), between LoyaltyPoint, Inc. (the "Company") and _________________ (the "Employee").

         WHEREAS, by action taken by the board of directors of the Company (the "Board"), it has adopted the LoyaltyPoint, Inc. 2004 Stock Plan (the "Plan"); and

         WHEREAS, by action taken by the Board or Plan Committee, it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, it has granted the Employee the right to purchase common stock of the Company pursuant to stock options.

         NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Grant of Incentive Stock Options.

                  (a) The Company irrevocably grants to the Employee, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all or any part of an aggregate of ____________ shares of authorized but unissued or treasury common stock of the Company (the "Shares") on the terms and conditions herein set forth. The Shares shall be unregistered unless the Company voluntarily files a registration statement covering such Shares with the Securities and Exchange Commission.

                  (b) The Options are intended to be Incentive Stock Options within the meaning of the Plan and Section 422 of the Internal Revenue Code of 1986 (the "Code").

                  (c) This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference); provided, however, in the event of any conflict between the terms of this Agreement and the Plan, the terms of this Agreement shall govern.

         2. Price. The exercise price of the Shares subject to the Options shall be $______ per share.

         3.       Vesting-When Exercisable / Term.

                  (a) The Options shall vest and become exercisable with respect to twenty-five percent (25%) of the Shares on the one-year anniversary of the Option's Grant Date, and thereafter, with respect to six and one-quarter percent (6.25%) of the Shares on each successive three (3) month anniversary following the one-year anniversary of the Option's Grant Date (each, a "Vesting Date"); provided, however, the Employee remains employed by the Company or any of its subsidiaries on each applicable Vesting Date. In lieu of fractional vesting, the number of Options shall be rounded up each time until fractional Options are eliminated.

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                  (b) The Options shall be exercisable (subject to the vesting provisions provided for herein) for a period of five (5) years from the Grant Date, unless sooner terminated pursuant to this Agreement.

                  (c) However, notwithstanding any other provision of this Agreement, all Options, whether vested or unvested shall be immediately forfeited in the event of:

                           (1)      Termination for cause under any written
agreement, or if there is none, for wrongdoing relating to the Company or any of its subsidiaries including fraud, theft, dishonesty or violation of Company policy;

                           (2)      Purchasing or selling  securities of the
Company without written authorization if required by the Company's inside information guidelines then in effect or otherwise violating the guidelines;

                           (3)      Breaching any duty of confidentiality to the
Company;

                           (4)      Competing with the Company;

                           (5)      Being unavailable for consultation after
leaving the Company's employ if such availability is a condition of any agreement between the Company and the Employee;

                           (6)      Recruitment of Company personnel after
termination of employment, whether such termination is voluntary or for cause;
or

                           (7)      Failure to assign any invention or
technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Employee.

         4.       Termination of Relationship.
                  ----------------------------

                  (a) If for any reason, except death or disability as provided below, the Employee ceases to act as an employee of the Company or any of its subsidiaries, all rights granted hereunder shall terminate effective three (3) months from the date the Employee ceases to act as an employee, except as otherwise provided for herein.

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                  (b) If the Employee shall die while an employee of the Company or any of its subsidiaries, his or her estate or any Transferee, as defined herein, shall have the right within three (3) months from the date of the Employee's death to exercise the Employee's vested Options, subject to Section 3(c). For the purpose of this Agreement, "Transferee" shall mean a person to whom such Shares are transferred by will or by the laws of descent and distribution.

                  (c) No transfer of the Options by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the Board may deem necessary to establish the authority of the estate and the acceptance by the Transferee or Transferees of the terms and conditions of the Options.

                  (d) If the Employee becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, the three (3) month period referred to in Section 4(a) of this Agreement shall be extended to one year.

                  (e) Notwithstanding anything contained in this Section 4, an Option may not be exercised later than the Option's expiration date set forth in
Section 3(b).

         5. Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 3(c) of this Agreement occur within one (1) year from the last date of employment (the "Termination Date") (or such longer period required by any written employment agreement), all profits earned from the sale of the Company's securities, including the sale of Shares underlying the Options during the two-year period prior to the Termination Date shall be forfeited and forthwith paid by the Employee to the Company. Further, in such event, the Company may at its option redeem any Shares acquired upon exercise of Options which have not been sold. The Company's rights under this Section 5 do not lapse one (1) year from the Termination Date but are a contract right subject to any appropriate statutory limitation period.

         6. Method of Exercise. The Options shall be exercisable by a written notice which shall:

                  (a) state the election to exercise the Options, the number of Shares for which the Options are being exercised, the person in whose name the stock certificate or certificates for such Shares is to be registered, his or her address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

                  (b) contain such representations and agreements as to the holder's investment intent with respect to such Shares as set forth in Section 11 hereof;

                  (c) be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options; and

                  (d) be accompanied by full payment of the purchase or exercise price therefor in United States dollars by check or wire transfer.

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         The certificate or certificates for Shares as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

         7. Sale of Shares Acquired Upon Exercise of Options. Any Shares acquired pursuant to Options granted hereunder can be publicly sold by the Employee in compliance with the Securities Act of 1933 (the "Securities Act"), subject to effectiveness of a Form S-8 which is anticipated to be filled with the Securities Exchange Commission on or after the filing of the Form 10-KSB for the year ended December 31, 2004.

         8. Anti-Dilution Provisions. The Options granted hereunder shall have the anti-dilution rights set forth in the Plan.

         9. Necessity to Become Holder of Record. Neither Employee nor his or her estate, as provided in Section 4(c), shall have any rights as a stockholder with respect to any Shares covered by the Options until such person shall have become the holder of record of such Shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such Shares for which the record date is prior to the date on which he or she shall become the holder of record thereof.

         10. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Employee at any time, with or without cause. The termination of the relationship of the Employee by the Company, regardless of the reason therefor, shall have the results provided for in Sections 4 and 5 of this Agreement.

         11. Conditions to Exercise of Options. In order to enable the Company to comply with the Securities Act and relevant state law, the Company may require the Employee, his or her estate, or any Transferee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the Shares subject to the Options are being acquired for his or her own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such Shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the Shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

         The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the Shares subject to the Options upon any securities exchange or trading market or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue of Shares underlying the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

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         12.      Acceleration of Vesting. Notwithstanding anything contained herein to the contrary, the Employee shall fully vest in and have the right to exercise the Options in the event of a Change in Control. For purposes of this Section, a "Change in Control" is the sale, conveyance or disposition (in one or a series of related transactions) of all or substantially all of the assets of the Company, or a direct or indirect consolidation or merger of the Company with or into any other corporate entity or corporate entities; provided, however, that a consolidation or merger of the Company shall not be deemed to be a Change in Control if (i) the other party (or, if more than one, one of the other parties) to such transaction is a controlled affiliate of the Company or (ii) following completion of the transaction, the holders of capital stock of the Company immediately prior to the transaction own shares of the surviving corporate entity, which represent a majority of the voting power of the surviving corporate entity (it being understood that for purposes of this Section 12, the phrase "majority of the voting power" of a corporate entity shall mean a majority of all of the then outstanding capital stock of the corporate entity having voting power).

         13. Duties of Company. The Company shall at all times during the term of Options:

                  (a) Reserve and keep available for issue such number of shares of its authorized and unissued Shares as will be sufficient to satisfy the requirements of this Agreement;

                  (b) Pay all original issue taxes with respect to the issue of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

                  (c) Use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

         14. Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Employee and his or her respective successors in interest. This Agreement may be amended by the Board or Plan Committee, in its sole discretion, to provide more favorable terms to the Employee, subject to the terms and conditions of the Plan.

         15. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         16. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Atlanta, Georgia (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

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         17.      Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         18. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, or by facsimile delivery as follows:

         The Employee:                               ___________________
                                                     ___________________
                                                     ___________________
                                                     Facsimile:

         The Company:                                LoyaltyPoint, Inc.
                                                     3885 Crestwood Parkway
                                                     Suite 550
                                                     Duluth, GA 30096
                                                     Facsimile:  (770) 638-5127

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         19. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

         20. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

         21. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         23. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         24. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

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         25.      Notice of Disqualifying Disposition: To obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, Employee must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year from the date of exercise. Employee may be subject to the alternative minimum tax at the time of exercise. Tax advice should be obtained when exercising the Option and prior to the disposition of the Shares issued upon the exercise of the Option. By accepting the Option, Employee hereby agrees to promptly notify the Company's Chief Executive Officer if Employee disposes of any of the Option Shares within one (1) year from the date Employee exercises all or part of the Option or within two (2) years of the Grant Date.

         IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

WITNESSES:                                LOYALTYPOINT, INC.


_______________________________           By:_________________________________
                                                       Paul Robinson,
                                                       Chief Executive Officer


                                          EMPLOYEE

______________________________                ________________________________


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